                                                                  Execution Copy


                             STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT (hereinafter called this "Agreement"), dated as of April 23, 1995, among the undersigned stockholders (the "Stockholders") of Viagene, Inc., a Delaware corporation (the "Company"), and Chiron Corporation, a Delaware corporation ("Purchaser").


                                    RECITALS

     WHEREAS, concurrently with the execution and delivery of this Agreement, Purchaser and the Company have entered into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"), pursuant to which the Company will be merged with and into a Delaware corporation and a wholly-owned subsidiary of Purchaser ("Merger Sub") (the "Merger") (capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement);

     WHEREAS, pursuant to the Merger, each Share issued and outstanding immediately prior to the Effective Time (other than Shares owned by any of the Purchaser Companies or their affiliates) shall be converted into the Merger Consideration; and

     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Purchaser has required that the Stockholders agree, and each of the Stockholders has agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein the parties hereto hereby agree as follows:

     1.   DEFINITIONS.  For purposes of this Agreement:

     (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

     (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     2.   OPTION TO PURCHASE SHARES.

     (a) Upon the terms and subject to the conditions set forth in this Agreement each Stockholder hereby grants to Purchaser the option to purchase from such Stockholder that number of Shares set forth opposite such Stockholder's name on Schedule I hereto (such Stockholder's "Existing Shares") together with any Shares acquired by such Stockholder in any capacity after the date hereof and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (such Stockholder's "Owned Shares"), all of which are Beneficially Owned by such Stockholder.

     In order to exercise such option to purchase all or any portion of the Owned Shares of any Stockholder, Purchaser shall deliver to such Stockholder, not later than the later of (i) December 31, 1995 and (ii) the day 90 days after the earliest day on which any of the events described in Section 8.2(b) of the Merger Agreement shall have occurred, written notice of its election, which shall be irrevocable, to exercise its option hereunder and specify the date for such purchase, which shall be no later than ten business days from the date of such notice. Purchaser shall purchase such Owned Shares at the Closing (as hereinafter defined).

     (b) The right of the Purchaser to purchase shares from any Stockholder upon exercise of such option, and the obligation of such Stockholder to sell shares to Purchaser upon such exercise, are subject to the following conditions:

          (i) At the time of the Closing, the representations and warranties of Purchaser contained in the Merger Agreement shall be true in all material respects as of such time, as though made at and as of such time, except for changes contemplated by the Merger Agreement; and

          (ii) The Merger Agreement shall have been terminated pursuant to
     Article VIII thereof (other than pursuant to Section 8.1(c)(i) thereof).

     (c) At the Closing, each Stockholder shall deliver to Purchaser certificates for the Owned Shares to be sold by such Stockholder duly endorsed for transfer or with duly executed stock powers endorsed in blank attached, together with such other documents as may be necessary to effect the transfer thereof to Purchaser.

     (d) Each Stockholder represents and agrees that the transfer by such Stockholder of such Stockholder's Owned Shares accepted by Purchaser for payment at the Closing shall pass to and unconditionally vest in Purchaser good and valid title to such Owned Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

     (e) At the Closing, Purchaser shall deliver to each Stockholder, on account of each Share purchased from such Stockholder hereunder, consideration consisting of (i) $3.60 in cash by certified or official bank check or by wire transfer to such account(s) in the United States as said Stockholder may have designated on two days' prior written notice to Purchaser and (ii) 0.093 Purchaser Shares. In lieu of any fractional Purchaser Share, there shall be paid to such Stockholder an additional amount in cash equal to the product of such fraction and the closing sale price of the Purchaser Shares on the Nasdaq National Market on the trading day immediately preceding the date of the Closing (as defined below).

     (f) Each Stockholder hereby permits Purchaser to publish and disclose in the Registration Statement and the Proxy Statement/Prospectus (including all documents and schedules filed with the SEC in connection therewith), the identity of such Stockholder and ownership of Shares by such Stockholder and the nature of its commitments, arrangements and understandings under this Agreement.

     3. CLOSING. The closing of the sale and purchase of Shares (herein called the "Closing") upon exercise by Purchaser of its option pursuant to
Section 2 hereof shall take place at the offices of the Purchaser set forth under Section 11(e) hereof, or at such other place as the parties may agree, on the date set forth in the notice delivered by Purchaser pursuant to Section 2(a) hereof.


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

     4. PROVISIONS CONCERNING THE SHARES. During the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, each Stockholder agrees that it shall, at any meeting of the holders of Shares, however called, or in connection with any written consent of the holders of Shares, vote (or cause to be voted) the Shares (if any) then held of record or Beneficially Owned by such Stockholder, (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (iii) except as otherwise agreed to in writing in advance by Purchaser, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (C)(1) any change in a majority of the persons who constitute the board of directors of the Company; (2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or By-laws; (3) any other material change in the Company's corporate structure or business; or
(4) any other action which, in the case of each of the matters referred to in clauses (iii)(C)(1), (2) or (3) of this Section 4, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger and the actions and transactions contemplated by this Agreement and the Merger Agreement. Each Stockholder agrees that it shall not enter into any agreement or understanding with any person or entity the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 4.

     Each Stockholder, in furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance by each Stockholder of its duties under this Agreement, shall promptly execute and deliver to Purchaser an irrevocable proxy, substantially in the form of Exhibit A hereto, and irrevocably appoint Purchaser or its designees, with full power of substitution, its attorney, agent and proxy to vote (or cause to be voted) or, if applicable, to give consent with respect to, all of the Owned Shares in the manner, and with respect to the matters, set forth above. Each Stockholder acknowledges that the proxy executed and delivered by it shall be coupled with an interest, shall constitute, among other things, an inducement for Purchaser to enter into the Merger Agreement, shall be irrevocable and binding on any successor in interest of such Stockholder and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of such Stockholder.
Such proxy shall operate to revoke and render void any prior proxy as to the Shares heretofore granted by such Stockholder. Such proxy shall terminate upon the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms (the "Expiration Date").

     5. COVENANTS, REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER. Each Stockholder hereby represents and warrants to Purchaser as follows:

     (a) OWNERSHIP OF SHARES. Such Stockholder is the record and Beneficial Owner of the Existing Shares. On the date hereof, such Stockholder's Existing Shares constitute all of the Shares owned of record by such Stockholder. Such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 2 and 4 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

     (b) POWER; BINDING AGREEMENT. Such Stockholder has the legal capacity, power and authority to enter into and perform all of his obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholders' agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against the

Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

     (c) NO CONFLICTS. Except for (i) filings under the HSR Act and the Exchange Act, (A) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (B) none of the execution and delivery of this Agreement by such Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (1) conflict with or result in any breach of any applicable organizational documents applicable to such Stockholder, (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets may be bound, or (3) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of its properties or assets.

     (d) NO ENCUMBRANCES. Except as permitted by this Agreement, the Existing Shares of such Stockholder and the certificates representing such Existing Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

     (e) NO FINDER'S FEES. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder except for Alex. Brown & Sons Incorporated in connection with the Merger.

     (f) NO SOLICITATION. Such Stockholder shall not, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Purchaser or any affiliate of Purchaser) concerning any merger, tender offer, exchange offer, sale of assets, sale of Shares or capital stock or debt securities or similar transactions involving the Company or any subsidiary, division or operating or principal business unit of the Company; if the Stockholder receives any such inquiry or proposal, then the Stockholder shall promptly inform Purchaser of the existence thereof and the nature of the inquiry or terms of the proposal, in each case in reasonable detail; and such Stockholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

     (g) RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE. Such Stockholder shall not, directly or indirectly: (i) except as applicable in connection with the transactions contemplated by Section 2 hereof, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder's Owned Shares or any interest therein; (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney with respect to the Owned Shares, deposit the Owned Shares into a voting trust or enter into a voting agreement with respect to such Stockholder's Owned Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement; provided, however, that notwithstanding any other provision of this Agreement, Stockholder may (x) do any of the foregoing with the written consent of Purchaser; (y) dispose of any Owned Shares in connection with the Merger and otherwise participate therein as provided in the Merger Agreement; and (z) transfer any Owned Shares to a Person who agrees to be bound by the provisions hereof as though a party hereto.

     (h) RELIANCE BY PURCHASER. Such Stockholder understands and acknowledges that Purchaser is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

     (i) WAIVER OF APPRAISAL RIGHTS. Such Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have.

     6. COVENANTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to each Stockholder as follows:

     (a) POWER; BINDING AGREEMENT. Purchaser has the corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Purchaser will not violate any other agreement to which it is a party. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

     (b) NO CONFLICTS. Except for (i) filings under the HSR Act and the Exchange Act, (A) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby and (B) none of the execution and delivery of this Agreement by Purchaser, the consummation by Purchaser of the transactions contemplated hereby or compliance by Purchaser with any of the provisions hereof shall (1) conflict with or result in any breach of any applicable organizational documents applicable to Purchaser, (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound, or (3) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Purchaser or any of its properties or assets.

     (c) REGISTRATION RIGHTS. Purchaser shall, if requested by Stockholders holding an aggregate of 25% of the Purchaser Shares issued pursuant to the terms hereof at any time and from time to time within three years of the date of issuance of the Purchaser Shares hereunder, as promptly as possible prepare and file up to two registration statements under the Securities Act of 1933, as amended (the "Securities Act"), including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and Purchaser shall use its best efforts to qualify such shares or other securities under any applicable state securities laws. Purchaser shall use all reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective for such period not in excess of 90 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. The obligations of Purchaser hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 120 days in the aggregate if the Board of Directors of Purchaser shall have determined that the filing of such registration statement or the maintenance of its effectiveness would adversely affect Purchaser. Any registration statement prepared and filed under this Section 6(c), and any sale covered thereby, shall be at Purchaser's expense except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of counsel to the Stockholders. Each Stockholder shall provide all information reasonably requested by Purchaser for inclusion in any registration statement to be filed hereunder. If during the time periods referred to in the first sentence of this Section 6(c) Purchaser effects a registration under the Securities Act of Purchaser Shares for its own account or for any other stockholders of Purchaser (other than on Form S-4 or Form S-8, or any successor form), it shall allow the Stockholders the right to participate in such registration, and such participation shall not affect the obligation of Purchaser to effect two registration statements for the Stockholders under this Section 6(c); provided that, if the managing underwriters of such offering advise Purchaser in writing that in their opinion the number of Purchaser Shares requested to be included in such registration exceeds the number which can be sold in such offering, Purchaser shall include the shares requested to be included therein by the Stockholders pro rata with the shares intended to be included therein by Purchaser. In connection with any registration pursuant to this Section 6(c), Purchaser and the Stockholders shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution in connection with such registration.

     (d) CONSUMMATION OF MERGER. In the event that Purchaser shall have exercised any option provided by Section 2 hereof and, following the exercise of the options provided by Section 2, Purchaser shall Beneficially Own a sufficient number of shares to approve a merger of the Company with and into Merger Sub without the approval of any other stockholder of the Company, then Purchaser shall use its reasonable best efforts to consummate, as promptly thereafter as is reasonably practicable, a merger of the Company with and into Merger Sub on the same terms, including the same Merger Consideration as is provided for by the Merger Agreement in connection with the Merger.

     7. FURTHER ASSURANCES. From time to time, at the Purchaser's request and without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     8. STOP TRANSFER. Each Stockholder agrees that it shall not request that the Company or any other person register the transfer (by book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Owned Shares, unless such transfer is made in compliance with this Agreement and unless the transferee agrees in writing, in form and substance satisfactory to Purchaser, to be bound by the provisions hereof for the benefit of Purchaser. In the event of a stock dividend or distribution, or any change in the Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of Shares or the like, the term "Owned Shares" shall refer to and include such Owned Shares as well as all such stock dividends and distributions and any Shares into which or for which any or all of such Owned Shares may be changed or exchanged.

     9. TERMINATION. Except for any termination of the Merger Agreement pursuant to Section 8.1(c)(ii) or 8.1(d) thereof, the covenants and agreements contained herein with respect to the Shares shall terminate upon the termination of the Merger Agreement in accordance with its terms.

     10. CONFIDENTIALITY. Each Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Stockholder agrees that it shall not disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of Purchaser, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures Stockholder's counsel advises are necessary in order to fulfill its obligations imposed by law, in which event such Stockholder shall give notice of such disclosure to Purchaser as promptly as practicable, and in any event prior to the time any such filing or disclosure is made.

     11.  MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement (including any exhibits, schedules or Annexes hereto) constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof.

     (b) BINDING AGREEMENT. This Agreement and the obligations hereunder shall attach to the Owned Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Owned Shares shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of Owned Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

     (c) ASSIGNMENT. This Agreement shall not be assignable by operation of law or otherwise without the prior written consent of the other parties, provided that Purchaser may assign, in its sole discretion, its rights and obligations hereunder to any wholly-owned direct or indirect subsidiary of Purchaser, but no such assignment shall relieve Purchaser of its obligations hereunder if such assignee does not perform such obligations.

     (d) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

     (e) NOTICES. Any notices, requests, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, IF TO A STOCKHOLDER, addressed to such Stockholder at the address set forth next to its name on the signature page; and IF TO PURCHASER, addressed to it at 4560 Horton Street, Emeryville, CA 94608-2916, Attention: General Counsel, Telephone No.:
(510) 655-8730, Telecopy No.: (510) 655-9910 (with a copy to Alison S. Ressler, Sullivan & Cromwell, 444 South Flower Street, Los Angeles, CA 90071-2498, Telephone No.: (213) 955-8000, Telecopy No.: (213) 683-0457), or to such other persons or addresses as may be designated in writing by the party to receive such notice.

     (f) SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any provision of this Agreement in any other jurisdiction or any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     (g) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and, therefore, in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     (h) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy by any party shall not preclude the simultaneous or later exercise of any other right, power or remedy by such party.

     (i) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (j) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

     (k) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     (l) JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware and the United States District Court for the Northern District of California in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (l) and shall not be deemed to be a general submission to the jurisdiction of said courts or in the States of Delaware or California other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

     (m) CAPTIONS. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     (n) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                   CHIRON CORPORATION


                                   By:         Edward E. Penhoet
                                      ------------------------------------
                                      Name:
                                      Title:

                                   ACCEL CAPITAL L.P.


                                   By:       Paul H. Klingenstein
                                      ------------------------------------
                                      Name:
                                      Title:
                                      Address:

                                   ACCEL CAPITAL (INTERNATIONAL) LP


                                   By:       Paul H. Klingenstein
                                      ------------------------------------
                                      Name:
                                      Title:
                                      Address:

                                   ACCEL IV LP


                                   By:       Paul H. Klingenstein
                                      ------------------------------------
                                      Name:
                                      Title:
                                      Address:

                                   DOMAIN PARTNERS LP


                                   By:       Kathleen K. Schoemaker
                                      ------------------------------------
                                      Name: Kathleen K. Schoemaker
                                      Title: Attorney-in-Fact
                                      Address: One Palmer Square
                                               Princeton, NJ 08542



                                   BIOTECHNOLOGY INVESTMENTS LIMITED


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:
                                      Address:



                                   GENSIA, INC.


                                   By:              David Hale
                                      ------------------------------------
                                      Name:
                                      Title:
                                      Address:

                                   THE GREEN CROSS CORPORATION


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:
                                      Address:

                                   SCHEDULE I

NAME:                                             NUMBER OF SHARES:


Accel Capital L.P.                                251,503
Accel Capital (International) LP                  167,642
Accel IV LP                                       274,800
Domain Partners LP                                612,464
Biotechnology Investments Limited                 542,464
Gensia, Inc.                                      450,000
The Green Cross Corporation                     1,198,702

Total:                                          3,497,575

                                    EXHIBIT A

                                Irrevocable Proxy

          In order to secure the performance of the duties of the undersigned pursuant to the Stockholders' Agreement, dated as of April 23, 1995 (the "Stockholders' Agreement"), among the undersigned, certain other stockholders and Chiron Corporation, a Delaware corporation (the "Purchaser"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints Dennis L. Winger and William G. Green, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manner as each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Section 4 of the Stockholder Agreement with respect to all shares of Common Stock, par value $0.001 per share (the "Shares"), of Viagene, Inc., a Delaware corporation (the "Company"), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the Shares heretofore granted by the undersigned. This Proxy shall terminate upon the Expiration Date (as defined in the Stockholders' Agreement).


                                             GENSIA, INC.

Dated:          4/23/95                       David Hale
      ----------------------------   -----------------------------

                                    EXHIBIT A

                                Irrevocable Proxy

          In order to secure the performance of the duties of the undersigned pursuant to the Stockholders' Agreement, dated as of April 23, 1995 (the "Stockholders' Agreement"), among the undersigned, certain other stockholders and Chiron Corporation, a Delaware corporation (the "Purchaser"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints Dennis L. Winger and William G. Green, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manner as each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Section 4 of the Stockholder Agreement with respect to all shares of Common Stock, par value $0.001 per share (the "Shares"), of Viagene, Inc., a Delaware corporation (the "Company"), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the Shares heretofore granted by the undersigned. This Proxy shall terminate upon the Expiration Date (as defined in the Stockholders' Agreement).


                                             ACCEL CAPITAL, LP

Dated:          4/23/95                    Paul H. Klingenstein
      ----------------------------  ---------------------------------

                                    EXHIBIT A

                                Irrevocable Proxy

          In order to secure the performance of the duties of the undersigned pursuant to the Stockholders' Agreement, dated as of April 23, 1995 (the "Stockholders' Agreement"), among the undersigned, certain other stockholders and Chiron Corporation, a Delaware corporation (the "Purchaser"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints Dennis L. Winger and William G. Green, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manner as each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Section 4 of the Stockholder Agreement with respect to all shares of Common Stock, par value $0.001 per share (the "Shares"), of Viagene, Inc., a Delaware corporation (the "Company"), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the Shares heretofore granted by the undersigned. This Proxy shall terminate upon the Expiration Date (as defined in the Stockholders' Agreement).


                                     ACCEL CAPITAL (INTERNATIONAL), LP

Dated:          4/23/95                     Paul H. Klingenstein
      ----------------------------  -----------------------------------

                                    EXHIBIT A

                                Irrevocable Proxy

          In order to secure the performance of the duties of the undersigned pursuant to the Stockholders' Agreement, dated as of April 23, 1995 (the "Stockholders' Agreement"), among the undersigned, certain other stockholders and Chiron Corporation, a Delaware corporation (the "Purchaser"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints Dennis L. Winger and William G. Green, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manner as each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Section 4 of the Stockholder Agreement with respect to all shares of Common Stock, par value $0.001 per share (the "Shares"), of Viagene, Inc., a Delaware corporation (the "Company"), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the Shares heretofore granted by the undersigned. This Proxy shall terminate upon the Expiration Date (as defined in the Stockholders' Agreement).


                                               ACCEL IV LP

Dated:          4/23/95                    Paul H. Klingenstein
      ----------------------------  ---------------------------------

                                    EXHIBIT A

                                Irrevocable Proxy

          In order to secure the performance of the duties of the undersigned pursuant to the Stockholders' Agreement, dated as of April 23, 1995 (the "Stockholders' Agreement"), among the undersigned, certain other stockholders and Chiron Corporation, a Delaware corporation (the "Purchaser"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints Dennis L. Winger and William G. Green, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manner as each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Section 4 of the Stockholder Agreement with respect to all shares of Common Stock, par value $0.001 per share (the "Shares"), of Viagene, Inc., a Delaware corporation (the "Company"), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the Shares heretofore granted by the undersigned. This Proxy shall terminate upon the Expiration Date (as defined in the Stockholders' Agreement).


                                             Domain Partners, LP

Dated:
      ------------------------------  ------------------------------------
                                      By: One Palmer Square Associates, LP
                                      By:       Kathleen K. Schoemaker
                                                   Attorney-in-Fact

                                       A-18